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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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SCHMITT INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SCHMITT INDUSTRIES, INC.
2765 N.W. NICOLAI STREET
PORTLAND, OREGON 97210

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
October 1, 2004

TO THE SHAREHOLDERS:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of SCHMITT INDUSTRIES, INC., an Oregon corporation (the "Company"), will be held on Friday, October 1, 2004 at 3:00 p.m., local time, at 2765 N.W. Nicolai Street, Portland, Oregon 97210 for the following purposes:

  1.
  To elect one Class 1 director, to serve a three-year term and until his successor is elected.

  2.
  To approve the adoption of the Schmitt Industries, Inc. 2004 Stock Option Plan, and the reservation of 300,000 shares of Common Stock for issuance thereunder.

  3.
  To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        Only shareholders of record at the close of business on August 26, 2004 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

        All shareholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she returned a proxy.

By Order of the Board of Directors
Wayne A. Case President and Chief Executive Officer

Portland, Oregon
September 1, 2004

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF REISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING, AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

SCHMITT INDUSTRIES, INC.
2765 N.W. Nicolai Street
Portland, Oregon 97210
(503) 227-7908

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

        The enclosed proxy is solicited on behalf of the Board of Directors of Schmitt Industries, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held Friday, October 1, 2004, at 3:00 p.m., local time, or at any postponement or adjournment thereof (the "Meeting"), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Meeting will be held at 2765 N.W. Nicolai Street, Portland, Oregon 97210 (telephone number (503) 227-7908).

        These proxy solicitation materials are being mailed on or about September 1, 2004 to all shareholders entitled to vote at the Meeting.

Record Date

        Shareholders of record of the Company's Common Stock at the close of business on August 26, 2004 are entitled to notice of, and to vote at, the Meeting. On June 30, 2004, 2,474,461 shares of the Company's Common Stock were issued and outstanding, and stock options to purchase 336,016 shares remained outstanding and unexercised.

Revocability of Proxies

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

Voting

        Holders of shares of Common Stock are entitled to one vote per share on all matters. One-third of the shares issued and outstanding as of August 26, 2004 must be present in person or represented by proxy at the Meeting for the transaction of business. Nominees for election of directors are elected by plurality vote of all votes cast at the Meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting. Abstentions and broker non-votes are not counted and have no effect on the determination of whether a plurality exists with respect to a given nominee.

Solicitation

        The cost of soliciting proxies will be borne by the Company. In addition to use of the mails, proxies may be solicited personally or by telephone by directors, officers and employees of the Company, who will not be specially compensated for such activities. Such solicitations may be made personally, or by mail, facsimile, telephone, telegraph or messenger. The Company will also request persons, firms and companies holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such persons for their reasonable expenses incurred in that connection.

Deadline for Receipt of Shareholder Proposals for 2005 Annual Meeting

        Proposals of shareholders that are intended to be presented by such shareholders at the Company's 2005 Annual Meeting of Shareholders must be received by the Company no later than May 2, 2005 in order that such proposals may be included in the proxy statement and form of proxy relating to that meeting.

MANAGEMENT

        The Company's Restated Bylaws provide that the Company shall not have less than two nor more than nine directors, with the exact number set by the Board of Directors. The size of the Board of Directors is currently set at five directors.

        The directors of the Company are divided into three classes. One class of directors is elected each year, and the members of such class will hold office for a three-year term and until their successors are duly elected and qualified or until their death, resignation or removal from office. The Class 1 director is Trevor S. Nelson, whose term expires at this year's Meeting. The Class 2 director is Timothy D.J. Hennessy, whose term expires at the 2005 Annual Meeting of Shareholders. There is a vacant Class 2 directorship. The Class 3 directors are Maynard E. Brown and Wayne A. Case, whose terms expire at the 2006 Annual Meeting of Shareholders.

        The Company's directors, including the Nominee and executive officers are as follows:

Name	Age (at the Meeting)	Position
Wayne A. Case	64	Chairman/President/CEO, Director (Class 3)
David W. Case	41	Vice President of Operations
Robert C. Thompson	54	Chief Financial Officer
Linda M. Case	59	Secretary
Maynard E. Brown(1)(2)(3)	57	Director (Class 3)
Trevor S. Nelson(1)(2)(3)	43	Director (Class 1)
Timothy D.J. Hennessy(1)(2)(3)	44	Director (Class 2)

(1)
Member of the Compensation Committee.

(2)
Member of the Nominating Committee.

(3)
Member of the Audit Committee.

Nominee

        Trevor S. Nelson was a director from 1989 through March 2002 and was again appointed in August 2003. A resident of British Columbia, Canada, since 1988 Mr. Nelson has been a financial planner for the Stewart Thomas Financial Group in Penticton, British Columbia. He holds a Bachelor of Commerce degree with an emphasis on Accounting Management and Information Systems and is a Chartered Accountant.

Continuing Directors

        Maynard E. Brown, a director since 1992, resides in British Columbia, Canada. Since 1993, Mr. Brown has been the senior partner of Brown McCue of Vancouver, British Columbia, a firm specializing in advising publicly held corporations in securities and related matters. Mr. Brown has a Bachelor of Law degree from Dalhousie University in Halifax, Canada.

        Wayne A. Case has been President of the Company since 1986, Chief Executive Officer since 1996 and Chairman of the Board since 1997. In addition to overseeing the day-to-day operations of the Company, he is responsible for international marketing operations. Mr. Case holds a B.S. degree in Business and Economics from Linfield College in McMinnville, Oregon, and a Master of Business Administration degree from the University of Portland. Mr. Case is a director of VRB Power Systems Inc., an alternative electrochemical energy storage company based in Vancouver, B.C. ("VRB"); VRB's stock is listed on the TSX Venture Exchange and the OTC Pink Sheets. He is married to Linda M. Case and is the father of David W. Case.

        Timothy D.J. Hennessy was appointed as a director in August 2003. Since 2002, he has consulted and worked part-time at Lectrix International ("Lectrix"), in Portland, Oregon, a power quality and reliability company. From 2000 to 2002, he was Vice President Engineering and Operations and Managing Director of Lectrix, London, UK. From 1997 to 2000, he was Vice President Energy Services of an affiliate of PacifiCorp, Portland, Oregon. Prior to that, he held various positions with Power Quality Technology and Eskom, both of Johannesburg, South Africa. Mr. Hennessy is a director of VRB. He holds an M.S. in Engineering from the University of the Witwatersrand and a B.Sc. Engineering from the University of Natal.

Other Executive Officers

        David W. Case has been Vice President of Operations of the Company since 1996 and before then was Production Manager. Mr. Case holds a B.A. degree in Engineering and Business Administration from the University of Oregon. He has been responsible for many of the design features of the SBS Dynamic Balance System. His duties include manufacturing, engineering and quality assurance. Mr. Case is the son of Wayne A. Case.

        Linda M. Case has been Secretary of the Company since 1993 and before then was Office Manager. Her duties include investor relations, office management, purchasing and inventory management. Ms. Case holds a B.A. degree in Sociology and Psychology from Linfield College. Ms. Case is married to Wayne A. Case.

        Robert C. Thompson has been Chief Financial Officer of the Company since 1999. From 1990 until he joined the Company, he was General Manager and Senior Business Consultant for R.C. Thompson & Associates and then for Meyer-Thompson & Associates. From 1983 to 1990, Mr. Thompson was Chief Financial Officer for Burns Brothers, Inc., a manufacturer, wholesaler and retailer of truck and automotive products and services. Mr. Thompson is a Certified Public Accountant and graduated from Washington State University with B.A. degrees in Business and Accounting.

Director Compensation

        For serving as directors of the Company, each director who is not an employee of the Company ("Outside Director") is paid a $1,000 fee for each Board meeting attended in person ($500 if attended by telephone) and a $500 fee for each Board committee meeting attended in person ($250 if attended by telephone). The Company also reimburses travel and lodging expenses incurred in connection with attending meetings of the Board and its committees. Each newly appointed Outside Director is entitled to receive 1,666 non-qualified stock options pursuant to the terms of the Company's Stock Option Plan. Each Outside Director is entitled to receive 833 non-qualified options for each full year of service (or a prorated number of options for service for less than a full year), which options are to be granted immediately after each Annual Meeting of Shareholders.

Board Committees and Meetings

        The Board of Directors has standing Audit, Compensation and Nominating Committees.

        Audit Committee.    The Audit Committee currently consists of Messrs. Brown, Nelson and Hennessy. Mr. Hennessy chairs the committee. The Board has determined all members of the Audit Committee are independent under the rules of the NASDAQ Stock Market, and each of them is able to read and understand fundamental financial statements. The Board has determined that Mr. Nelson qualifies as an "audit committee financial expert" as defined by the rules of the Securities and Exchange Commission. The Audit Committee is responsible for, among other things, the engagement, compensation and oversight of the Company's independent certified public accountants, the review of the scope and results of the audit, and the review and evaluation of accounting procedures and internal controls within the Company. The Audit Committee held two meetings in Fiscal 2004.

        Compensation Committee.    The Compensation Committee currently consists of Messrs. Brown, Nelson and Hennessy. Mr. Brown chairs the committee. The Board has determined that all members of the Compensation Committee are independent under the rules of the NASDAQ Stock Market. The Compensation Committee reviews executive compensation, establishes executive compensation levels, and administers the Company's stock option plans. The Compensation Committee held one meeting in Fiscal 2004.

        Nominating Committee.    The Nominating Committee currently consists of Messrs. Brown, Nelson and Hennessy. Mr. Nelson chairs the committee. The Board has determined that all members of the Compensation Committee are independent under the rules of the NASDAQ Stock Market. The Nominating Committee assists the Board in director selection, identifying and assessing each candidate based upon his or her background, skills and experience and in light of the needs of the Board of Directors at that time. The committee operates pursuant to a written charter. Because the Nominating Committee was formed after the end of the fiscal year ended May 31, 2004, there were no meetings in Fiscal 2004.

        The Board of Directors of the Company held four meetings during the fiscal year ended May 31, 2004. No director attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings of all committees of the Board of Directors on which such director served (during the period he served).

Director Nominations

        The Company's Restated Bylaws permit shareholders to make nominations for the election of directors, if such nominations are made pursuant to timely notice in writing to the Company's Secretary. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the date of the meeting, provided that at least 60 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders. If less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received by the Company not later than the close of business on the tenth day following the date on which such notice of the meeting was mailed or such public disclosure was made. Public disclosure of the date of the Meeting was made by the issuance of a press release on August 12, 2004. A shareholder's notice of nomination must also set forth certain information specified in Section 2.3.2 of the Company's Restated Bylaws concerning each person the shareholder proposes to nominate for election and the nominating shareholder.

Shareholder Communications with the Board of Directors

        Any shareholder may contact the Board of Directors in writing by addressing the communication to the Board of Directors of Schmitt Industries, Inc., c/o Corporate Secretary, 2765 N.W. Nicolai Street, Portland, Oregon 97210. The Company does not have a formal policy with regard to directors' attendance at annual meetings. Four directors attended the Company's 2003 Annual Meeting.

Compensation Committee Interlocks and Insider Participation

        Our Compensation Committee currently consists of three independent directors. In Fiscal 2004, the Compensation Committee consisted of Messrs. Brown and Wayne Case, the Company's Chief Executive Officer. No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

CODE OF ETHICS

        The Company has adopted a Code of Ethics that applies to all officers and employees, including its principal executive, financial and accounting officers. This Code of Ethics is included as part of the Company's Code of Ethics and Business Conduct, which is filed as Exhibit 14.1 to the Company's Annual Report on Form 10-K for the fiscal year ended May 31, 2004.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

        The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of June 30, 2004 by (i) each person who is known to the Company to own beneficially more than 5% of the Company's outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) the Company's Chief Executive Officer and each other executive officer named in the compensation tables appearing later in this Proxy Statement and (iv) all current directors and executive officers as a group. The information in this table is based solely on statements in filings with the Securities and Exchange Commission or other reliable information, and assumes that 2,474,461 shares were issued and outstanding on June 30, 2004.

	Shares Beneficially Owned(1)
Directors, Named Executive and 5% Shareholders(2)
	Number	Percent
Wayne A. Case(3)	96,896	3.9%
Maynard E. Brown(4)	6,296	*
Timothy D.J. Hennessy(5)	5,500	*
Trevor S. Nelson(6)	2,500	*
Walter B. Pistor	509,331	20.6%
All directors and executive officers as a group (seven persons)	232,613	9.4%

*
Less than 1%.

(1)
A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date hereof have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(2)
The address of each person is care of Schmitt Industries, Inc., 2765 N.W. Nicolai Street, Portland, Oregon 97210.

(3)
Includes 7,166 shares held by Mr. Case in an individual retirement account. Also includes 72,786 shares owned by the Linda M. Case Family Trust. Linda M. Case, Mr. Case's wife, is sole trustee with respect to 33,296 shares held by the Linda M. Case Family Trust and co-trustee, together with Mr. Case, with respect to 39,490 shares held by the Linda M. Case Family Trust. Ms. Case has primary, and Mr. Case secondary and contingent, voting and investment power with respect to the shares they hold as co-trustees of the Linda M. Case Family Trust. Ms. Case has sole voting and investment power with respect to the shares she holds as sole trustee for the Linda M. Case Family Trust. Also includes 16,944 shares subject to options held by Linda M. Case that are exercisable within 60 days of June 30, 2004.

(4)
Includes 325 shares held by Mr. Brown's wife, and 5,971 shares subject to options that are exercisable within 60 days of June 30, 2004.

(5)
Includes 3,000 shares held as of June 30, 2004, and 2,500 shares subject to options that are exercisable within 60 days of June 30, 2004.

(6)
Consists of 2,500 shares subject to options that are exercisable within 60 days of June 30, 2004.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In January 2004, the Board of Directors approved a three-year employment agreement with Wayne Case, our President and CEO. The agreement provides that Mr. Case will receive an initial annual salary of $162,315.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under the securities laws of the United States, the Company's directors, its officers and any persons holding more than 10% of the Company's Common Stock ("10% holders") are required to file with the Securities and Exchange Commission ("SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of Common Stock and other equity securities of the Company. Specific filing deadlines of these reports have been established and the Company is required to disclose in this Proxy Statement any failure to file by these dates during the fiscal year ended May 31, 2004. To the best of the Company's knowledge, all of these filing requirements have been satisfied. In making this statement, the Company has relied solely on written representations of its directors, officers and 10% holders and copies of the reports that they filed with the SEC.

EXECUTIVE COMPENSATION

        The following table sets forth, for each of the three years in the period ended May 31, 2004, amounts of cash and certain other compensation paid by the Company to Wayne A. Case, President and Chief Executive Officer (the "Named Executive"). No other executive officer was paid salary and bonus in excess of $100,000 in Fiscal 2004.

SUMMARY COMPENSATION TABLE(1)

	Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary	Bonus	Other Annual Compensation	Shares Underlying Options	All Other Compensation(2)
Wayne A. Case Chairman, President and Chief Executive Officer	2004 2003 2002	$162,315 155,635 173,275	— — —	— — —	— — —	$0 0 2,000

(1)
In accordance with the rules of the Securities and Exchange Commission, the compensation described in this table does not include (i) medical, group life insurance or other benefits received by the Named Executive Officer that are available generally to all salaried employees or (ii) various perquisites and other personal benefits received by the Named Executive Officer which do not exceed the lesser of $50,000 or 10% of the officer's salary and bonus as disclosed in this table.

(2)
Consists of Company-matching contributions to Mr. Case's 401(k) plan.

OPTION GRANTS IN FISCAL 2004

        No stock options were granted to the Named Executive in Fiscal 2004.

AGGREGATED OPTION EXERCISES IN FISCAL 2004
AND FISCAL YEAR-END OPTION VALUES

        The Named Executive did not hold any unexercised options at May 31, 2004, nor did he exercise any options during Fiscal 2004.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION*

Executive Compensation Philosophy

        The Compensation Committee of the Board of Directors is responsible for setting and administering the policies and programs that govern compensation for the executive officers of the Company. The committee also administers the Company's 1995 Stock Option Plan (renamed, and alternately referred to as, the Amended and Restated Stock Option Plan) and 2004 Stock Option Plan (collectively, the "Option Plans"). The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between compensation and corporate performance, while at the same time attracting, motivating and retaining executive officers and other key employees.

        The key components of the Company's compensation program are base salary, bonuses and potential long-term compensation through stock options. These components are administered with the goal of providing total compensation that is competitive in the marketplace, rewards successful financial performance and aligns executive officers' interests with those of shareholders. The Compensation Committee reviews executive compensation on an annual basis, or more often if necessary, and determines, subject to the Board's approval, base salary for executive officers, as well as option grants.

Equity Participation

        The Company uses stock options granted under its Option Plans both to reward past performance and to motivate future performance, especially long-term performance. The Compensation Committee believes that through the use of stock options, executive interests are directly tied to enhancing shareholder value. Stock options under the Option Plans have a term of 10 years. Currently, under the 1995 Stock Option Plan, a maximum of 400,000 shares of the Company's Common Stock may be issued. At the Meeting, the shareholders of the Company are being asked to approve and adopt the Company's 2004 Stock Option Plan, and the reservation of 300,000 shares of Common Stock for issuance thereunder.

        The stock options provide value to the recipients only when the market price of the Company's Common Stock increases above the option grant price and only as the shares vest and become exercisable. The Compensation Committee considers these grants in making its cash compensation decisions.

Compensation of Chief Executive Officer

        The Chief Executive Officer's compensation is set using the Compensation Committee's general philosophy as described above. In Fiscal 2004, Wayne A. Case received a base salary of $162,315, no performance bonus and no stock option grants.

Deductibility of Executive Compensation

        The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and the four other most highly compensated executive officers, unless such compensation meets certain exceptions to the general rule. Compensation paid by the Company to each of its executive officers during the relevant period was well below $1 million, and therefore Section 162(m) did not affect the tax deductions available to the Company. The Committee will continue to monitor the applicability of the section to the Company's compensation programs and will determine at a later date what actions, if any, the Company should take to qualify for available tax deductions.

COMPENSATION COMMITTEE

Maynard E. Brown
Timothy D.J. Hennessy
Trevor S. Nelson

        * The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (together, the "Acts"), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed filed under the Acts.

AUDIT COMMITTEE REPORT*

        The Audit Committee has reviewed and discussed the audited financial statements with the Company's management and has discussed with Grant Thornton LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented (Communications with Audit Committees). The Audit Committee also has received the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1, as modified or supplemented (Communications with Audit Committees), and has discussed the independence of Grant Thornton LLP with that firm. Based on their review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company for the fiscal year ended May 31, 2004 be included in the Company's Annual Report of Form 10-K for the fiscal year ended May 31, 2004, for filing with the Securities and Exchange Commission. Each member of the Audit Committee is an independent director as defined in Rule 4200(a)(15) of the NASD's listing standards. The Audit Committee has adopted a written charter, which has been approved by the Board of Directors, and a copy of which is attached as Appendix A hereto.

AUDIT COMMITTEE

Maynard E. Brown
Timothy D.J. Hennessy
Trevor S. Nelson

        * The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (together, the "Acts"), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed filed under the Acts.

REGISTERED PUBLIC ACCOUNTANTS

        PricewaterhouseCoopers LLP were the independent auditors for the Company through May 30, 2003. Grant Thornton LLP were selected, effective June 1, 2003, to perform the audit for the fiscal year ended May 31, 2003 and to serve as the independent auditors for the Company for the fiscal year ending May 31, 2004. Representatives of Grant Thornton LLP are expected to attend the 2004 Annual

Meeting of Shareholders. They will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from shareholders.

Audit Fees

        Grant Thornton LLP billed a total of $45,580 including expenses for their audit of the Company's annual consolidated financial statements for the fiscal year ended May 31, 2003, and a total of $11,130 including expenses for the review of the quarterly financial statements included in the Company's Form 10-Q reports during the fiscal year ended May 31, 2004. Grant Thornton LLP has quoted $50,816 for fees and expenses associated with their audit of the Company's annual consolidated financial statements for the fiscal year ended May 31, 2004.

Financial Information Systems Design and Implementation Fees

        The Company did not engage PricewaterhouseCoopers LLP or Grant Thornton LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal years ended May 31, 2003 and May 31, 2004.

All Other Fees

        During the fiscal year ended May 31, 2004, Grant Thornton LLP billed the Company $15,377 for tax services; they performed no other non-audit services for the Company during the fiscal years ended May 31, 2003 and May 31, 2004. During the fiscal year ended May 31, 2003, PricewaterhouseCoopers LLP billed the Company $15,941 for tax services; they performed no other non-audit services for the Company during or after that period.

Pre-approval Policies, Procedures and Practice

        The Audit Committee, consisting entirely of independent directors, pre-approves all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services as allowed by law or regulation. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specifically approved amount. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval and the fees incurred to date. The Audit Committee, or one of its members to whom authority has been delegated by the Audit Committee, may also pre-approve particular services on a case-by-case basis.

        The Audit Committee, or one of its members to whom authority had been delegated, pre-approved all of the Company's audit fees, audit-related fees, tax fees, and all other fees for services by the independent auditors during Fiscal 2004.

PERFORMANCE GRAPH

        The following graph compares the yearly percentage change in the Company's cumulative total shareholder return on its common stock with the cumulative total return for the period from May 31, 1999 through May 31, 2004 of (i) the Total Return Index of Nasdaq Stock Market Composite and (ii) the Pacific Stock Exchange ("PSE") Technology Index. The PSE Technology Index represents 100 listed and over-the-counter technology stocks from 15 industries. The graph assumes that on May 31, 1999, $100 was invested in the Common Stock of the Company and in each of the comparative indices. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        At the Meeting, one Class 1 director will be elected to serve a three-year term until the 2007 Annual Meeting and until his successor is elected and qualified. The nominee for Class 1 director is Mr. Nelson (the "Nominee"), who currently is a member of the Board of Directors of the Company. The persons named on the enclosed proxy (the proxy holders) will vote for election of the Nominee unless you have withheld authority for them to do so on your proxy card. If the Nominee is unable or declines for good cause to serve as a director at the time of the Meeting, the proxies will be voted for any nominee named by the current Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware that the Nominee will be unable and/or will decline to serve as a director. There is no cumulative voting for election of directors.

The Board of Directors unanimously recommends a vote FOR the election of its Nominee as a director.

PROPOSAL NO. 2

APPROVAL AND ADOPTION OF 2004 STOCK OPTION PLAN

        At the Meeting, the shareholders of the Company will be asked to consider and vote upon a proposal to adopt the Schmitt Industries, Inc. 2004 Stock Option Plan (the "2004 Plan"). The Company's Amended and Restated Stock Option Plan (the "1995 Plan") expires in February 2006. On August 10, 2004, the Board of Directors unanimously approved the 2004 Plan, subject to shareholder approval at the Meeting. The Board of Directors adopted the 2004 Plan because it believes that:

  •
  Availability of a stock option plan is necessary to attract new employees and executives;

  •
  Availability of stock options will be needed after expiration of the 1995 Plan to further the goal of retaining and motivating existing personnel; and

  •
  The issuance of options to our employees is, and will continue to be, an integral component of the Company's compensation policy.

        The 2004 Plan includes an initial reserve of 300,000 shares of the Company's Common Stock for issuance under the 2004 Plan, subject to adjustment to reflect stock splits and similar events. The Company's management believes that the initial reserve of 300,000 shares will be sufficient to service the Company's needs for several years and intends to recommend few, if any, stock option grants during Fiscal 2005. A copy of the 2004 Plan is attached to this Proxy as Appendix B.

Background

        The 1995 Plan provides for the grant of options to purchase up to 400,000 shares of the Company's Common Stock to eligible participants. On June 30, 2004, options to purchase 336,016 shares were outstanding under the 1995 Plan, 220,801 of which were immediately exercisable, and options to purchase 7,455 shares remained available for grant. The 1995 Plan will expire in February 2006. Although expiration of the 1995 Plan will not affect the rights of persons who have received stock options under that plan, the Company will no longer be permitted to grant additional stock options under the 1995 Plan. The Board of Directors believes that the adoption and implementation of the 2004 Plan as a successor to the 1995 Plan, together with the reservation of 300,000 shares of Common Stock for issuance under the 2004 Plan, is in the best interests of the Company.

        Although the Company will be able to continue granting stock options under the 1995 Plan until that plan's expiration, it is the intent of the Board of Directors that, after adoption and approval of the 2004 Plan by the shareholders, any and all new stock option grants will be made out of the 2004 Plan.

        The average exercise price of the outstanding options under the 1995 Plan is $1.74 per share. On June 30, 2004, there were three outside directors, four executive officers and thirty-three employees eligible to receive options granted under the 1995 Plan. On July 30. 2004, the closing market price of the Company's Common Stock was $5.01.

        The 1995 Plan and 2004 Plan are not subject to the Employee Retirement Income Security Act of 1974 and are not qualified pension, profit sharing or bonus plans under Section 401(a) of the Internal Revenue Code of 1986, as amended.

Who May Participate in the 2004 Plan

        Directors (including directors who are not employees), officers and other key employees of the Company and any subsidiary of the Company ("Subsidiary"), other selected non-employee agents, consultants, advisors, persons involved in the sale or distribution of the Company's or any Subsidiary's products and independent contractors of the Company or any Subsidiary, are eligible to receive options under the 2004 Plan. The Company has not developed any specific performance formulas or measurements for determining to whom it should grant options.

        An option granted under the 2004 Plan may be either an "incentive stock option," as defined in Section 422 of the Code ("ISO"), or a non-statutory stock option ("NSO"). ISOs may be granted only to employees of the Company and are subject to the following limitations, in addition to restrictions applicable to all stock options under the 2004 Plan:

  •
  An ISO may not be granted to an employee who at the time of grant owns in excess of 10% of the outstanding Common Stock of the Company, unless the exercise price under the option is at least 110% of the fair market value of the stock subject to the option as of the date of grant of the option and the option term is no more than five years.

  •
  The aggregate fair market value (determined as of the time the option is granted) of stock with respect to which ISOs are exercisable for the first time by an optionee during any calendar year (under all option plans of the Company) will not exceed $100,000.

        Options that do not meet the above qualifications will be treated wholly or partly as NSOs. The option price of ISOs will not be less than 100% of the fair market value of such shares on the date the option is granted.

Administration of the 2004 Plan

        The 2004 Plan is administered by a Plan Administrator. The Plan Administrator is the Board of Directors or the Compensation Committee, a committee appointed by the Board of Directors. The Compensation Committee consists of Messrs. Brown, Hennessy and Nelson.

Exercise of Options

        No option shall be exercisable until it has vested, except in special cases relating to merger or sale of assets. The Plan Administrator has the power to set the vesting schedule for each option. Unless the option agreement executed by the optionee expressly otherwise provides, or unless otherwise provided by the Plan Administrator, one-quarter of the shares covered by the option shall vest on each of the first, second, third and fourth anniversaries of the date of the grant of the option. No option shall be exercisable after the expiration of 10 years from the date it is granted, except in the case of an ISO granted to a 10% shareholder (in which event the option must be exercised within five years). An ISO is not exercisable prior to the expiration of 12 months from the date it is granted.

        To the extent the right to purchase shares has accrued under the option, the option may be exercised from time to time by written notice to the Company, stating the number of shares being purchased and accompanied by the payment in full of the option price of such number of shares, such payment to be made in cash, check or by (i) delivering shares previously held by the option holders, (ii) reducing the amount of any Company liability to the optionee, (iii) directing the Company to withhold shares otherwise issuable upon exercise of the option, or (iv) any combination of the foregoing.

        If any option expires or terminates before being exercised in full or in part, the shares not acquired upon exercise of that option may be made subject to additional options granted under the 2004 Plan.

Duration of Options

        Vested options shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events: (i) the expiration of the option, as designated by the Plan Administrator; (ii) the expiration of 90 days from the date of an optionee's termination of employment with the Company or any related corporation for any reason whatsoever other than death or disability, unless the exercise period is extended by the Plan Administrator until a date not later than the expiration date of the option; or (iii) the expiration of one year from the date of death of the optionee or cessation of an optionee's employment by reason of disability, unless the exercise period is extended by the Plan Administrator until a date not later than the expiration date of the option.

Assignment and Transfer

        Options shall not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the applicable laws of descent and distribution.

Duration of the 2004 Plan and Amendment

        Options may be granted under the 2004 Plan from time to time until August 2014. The Board may at any time amend, alter, terminate or suspend the 2004 Plan, provided that shareholder approval shall be required to the extent necessary to comply with applicable laws or regulations. No amendment, alteration, termination or suspension shall impair the rights associated with any existing option, unless mutually agreed in writing between the holder of that option and the Company.

Change in Control

        The 2004 Plan provides that upon a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, the outstanding options may be assumed by the surviving company, or an equivalent option or right may be substituted by the surviving company. If the surviving company refuses to assume or substitute an option, that option shall immediately become exercisable in full and, upon written notice from the Plan Administrator or the surviving company, the holder of the option will have a limited period of time to exercise the option or any portion thereof, including any portions not yet vested. With certain exceptions, an option shall be considered to be "assumed" if, following the merger or sale of assets, the option or right confers the right to purchase or receive the consideration received by holders of the Company's Common Stock in the transaction.

Certain Federal Income Tax Consequences

        The following summary discusses certain of the federal income tax consequences associated with (i) the grant of a stock option under the 2004 Plan, (ii) the exercise of such option and (iii) the disposition of shares received upon the exercise of an option. This description of tax consequences is based upon present federal tax laws and regulations, but does not purport to be a complete description of the federal income tax consequences applicable to an optionee under the 2004 Plan, or of state and other tax laws and regulations that may apply.

        It is a policy of the Company that each optionee be responsible for the payment of any taxes arising from the grant, exercise or disposition of an option or the stock underlying that option, as in accordance with IRS regulations. Notice of this policy is provided in writing to the optionee in the Company's standard stock option agreement.

        Non-Statutory Stock Options.    The grant of an NSO (including any option exceeding the limitations on ISOs described above) to an optionee will not be a taxable event so long as the option does not have a readily ascertainable fair market value. Options granted pursuant to the 2004 Plan should not have a readily ascertainable fair market value because they are not actively traded on an established securities market, are not transferable, are not immediately exercisable in full upon grant and have more than a nominal exercise price. Accordingly, the optionee will not be subject to any income tax consequences with respect to such option unless and until the option is exercised.

        Upon the exercise of an NSO, the optionee generally must recognize ordinary compensation income equal to the "spread" between the exercise price and the fair market value of the Common Stock on the date of exercise. However, if the Common Stock received by the optionee is not vested (that is, the optionee's right to enjoy the full benefits of ownership of the Common Stock is conditioned on rendering further services or is subject to other restrictions that constitute a substantial risk of forfeiture), then the optionee would not be required to include such "spread" in income upon exercise, unless the optionee elected to do so under the special, but somewhat complicated, rules of Section 83(b) of the Code.

        The amount and character of any gain or loss realized on a subsequent disposition of Common Stock by the optionee generally would depend on, among other things, whether such disposition occurred before or after such Common Stock vested, whether an election under Code Section 83(b) with respect to such shares had been made, and the length of time such shares were held by the employee.

        Incentive Stock Options.    There are no federal income tax consequences associated with the grant of an ISO to an employee. However, in contrast to the exercise of an NSO, the exercise of an ISO will not cause an employee to recognize taxable income for regular income tax purposes (although the employee could be subject to an alternative minimum tax liability as described below). If the employee holds the shares acquired upon exercise of the ISO for a minimum of two years from the date of the grant of the ISO, and for at least one year after exercise, any gain realized by the optionee on the subsequent sale or exchange of such shares generally would be treated as long-term capital gain. If the shares are sold or otherwise disposed of prior to the expiration of such periods (a "disqualifying disposition"), then a portion of any gain recognized by the employee which would otherwise be characterized as capital gain would instead be taxable as ordinary compensation income. The amount of such gain which would be characterized as ordinary income would not exceed an amount equal to the excess of (i) the fair market value of such shares as of the date the option was exercised over (ii) the amount paid for such shares. Any loss recognized upon a taxable disposition of the shares generally would be characterized as a capital loss.

        Upon exercise of an ISO by an employee, the alternative minimum taxable income of such employee must be determined as if such ISO were an NSO. Accordingly, such employee will be required to include as alternative minimum taxable income the excess (if any) of the value of the shares received upon exercise as of the date such shares are vested over the amount paid for such shares. Such employee would then be required to pay the greater of such employee's regular or alternative minimum tax liability computed with respect to such year.

Compensation Deduction

        To the extent compensation income is recognized by an optionee in connection with the exercise of an NSO or a "disqualifying disposition" of stock obtained upon exercise of an ISO, the Company generally would be entitled to a matching compensation deduction (assuming the withholding requirements are satisfied).

        The Financial Accounting Standards Board ("FASB") has issued a proposal requiring all public companies to begin expensing the fair value of stock options and other equity awards. Although the proposed rules currently are slated to take effect in fiscal years beginning after December 15, 2004, there currently is uncertainty whether that deadline is firm. There are also efforts underway in Congress to limit application of FASB's proposed rules.

Equity Compensation Plan

        The following table sets forth information as of June 30, 2004 with respect to the Company's compensation plans approved by its security holders (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance. The Company has no equity compensation plans not approved by its security holders.

Equity Compensation Plan Information
Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))(1) (c)
336,016	$1.74	7,455

(1)
Consists of the Schmitt Industries, Inc. Amended and Restated Stock Option Plan.

The Board of Directors unanimously recommends a vote FOR the approval and adoption of the Schmitt Industries, Inc. 2004 Stock Option Plan.

        The persons named on the enclosed proxy (the proxy holders) will vote for adoption and approval of the amendment unless you have withheld authority for them to do so on your proxy card.

OTHER MATTERS

        The Board of Directors of the Company knows of no other matters to be submitted at the Meeting. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy intend to vote the shares they represent as the Board of Directors may recommend.

ADDITIONAL INFORMATION

        A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended May 31, 2004 is available without charge upon written request to: Corporate Secretary, Schmitt Industries, Inc., 2765 N.W. Nicolai Street, Portland, Oregon 97210.

By Order of the Board of Directors
Wayne A. Case President and Chief Executive Officer

Portland, Oregon
September 1, 2004

APPENDIX A

CHARTER OF THE AUDIT COMMITTEE

        The Audit Committee ("the Committee"), of the Board of Directors ("the Board") of Schmitt Industries, Inc. ("the Company"), will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION

        The Committee will be comprised of three or more directors as determined by the Board. The members of the Committee will meet the independence and experience requirements of the NASDAQ. The members of the Committee will be elected annually by the full Board and will be listed in the annual report to shareholders. One of the members of the Committee will be elected Committee Chair by the Board.

RESPONSIBILITY

        The Committee is a part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the external audit process. In addition, the Committee provides an avenue for communication between, the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the company's business conduct guidelines.

AUTHORITY

        Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

        The Committee is to meet at least two times annually and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be cleared by the Committee Chair. The Committee is to meet in separate executive sessions with the chief financial officer and independent accountants and at least once each year and at other times when considered appropriate.

Appendix A-1

ATTENDANCE

        Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chair may request members of management and representatives of the independent accountants be present at Committee meetings.

SPECIFIC DUTIES

        In carrying out its oversight responsibilities, the Committee will:

1.
Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable NASDAQ Audit Committee Requirements.

2.
Review with the Company's management and independent accountants the Company's accounting and financial reporting controls. Obtain annually in writing from the independent accountants their letter as to the adequacy of such controls.

3.
Review with the Company's management and independent accountants significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent accountants their judgments about the quality, not just the acceptability, of the company's accounting principles used in financial reporting.

4.
Review the scope and general extent of the independent accountants' annual audit. The Committee's review should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent accountants.

5.
Inquire as to the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

6.
Have a predetermined arrangement with the independent accountants that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification as required under standards for communication with Audit Committees is to be made prior to the related press release or, if not practicable, prior to filing forms 10-Q. Also receive a written confirmation provided by the independent accountants at the end of each of the first three quarters of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

7.
At the completion of the annual audit, review with management and the independent accountants the following:

  The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and on Form 10-K.

  Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

  Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information. Inquire of the independent accountants whether there have been any disagreements

Appendix A-2

  with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

  Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent accountants concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

  If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-K.

8.
After preparation by management and review by the independent accountants, approve the report required under SEC rules to be included in the Company's annual proxy statement. The charter is to be published as an appendix to the proxy statement every three years.

9.
Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

10.
Meet with management and the independent accountants to discuss relevant significant recommendations that the independent accountants may have, particularly those characterized as "material" or "serious". Typically, such recommendations will be presented by the independent accountants in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent accountants and receive follow-up reports on action taken concerning the aforementioned recommendations.

11.
Recommend to the Board the selection, retention or termination of the Company's independent accountants.

12.
Review with management and the independent accountants the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

13.
Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company's general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

14.
As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of the NASDAQ, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

Appendix A-3

APPENDIX B

SCHMITT INDUSTRIES, INC.
2004 STOCK OPTION PLAN

        1.    Purposes of the Plan.    The purposes of this 2004 Stock Option Plan are:

  •
  to attract and retain the best available personnel;

  •
  to provide additional incentive to Employees, Directors and Consultants; and

  •
  to promote the success of the Company's business.

        Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

        2.    Definitions.    As used herein, the following definitions shall apply:

          (a)    "Administrator"    means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

          (b)    "Applicable Laws"    means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

          (c)    "Board"    means the Board of Directors of the Company.

          (d)    "Code"    means the Internal Revenue Code of 1986, as amended.

          (e)    "Committee"    means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

          (f)    "Common Stock"    means the common stock of the Company.

          (g)    "Company"    means Schmitt Industries, Inc., an Oregon corporation.

          (h)    "Consultant"    means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

          (i)    "Director"    means a member of the Board.

          (j)    "Disability"    means total and permanent disability as defined in Section 22(e)(3) of the Code.

          (k)    "Employee"    means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed one hundred eighty (180) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the one hundred eighty-first (181st) day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

Appendix B-1

          (l)    "Exchange Act"    means the Securities Exchange Act of 1934, as amended.

          (m)    "Fair Market Value"    means, as of any date, the value of Common Stock determined as follows:

    (i)
    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

    (ii)
    If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

    (iii)
    In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (n)    "Incentive Stock Option"    means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (o)    "Nonstatutory Stock Option"    means an Option not intended to qualify as an Incentive Stock Option.

          (p)    "Notice of Grant"    means a written or electronic notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

          (q)    "Officer"    means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (r)    "Option"    means a stock option granted pursuant to the Plan.

          (s)    "Option Agreement"    means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (t)    "Option Exchange Program"    means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

          (u)    "Optioned Stock"    means the Common Stock subject to an Option.

          (v)    "Optionee"    means the holder of an outstanding Option granted under the Plan.

          (w)    "Parent"    means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (x)    "Plan"    means this 2004 Stock Option Plan.

          (y)    "Rule 16b-3"    means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

Appendix B-2

          (z)    "Section 16(b)"    means Section 16(b) of the Exchange Act.

          (aa)    "Service Provider"    means an Employee, Director or Consultant.

          (bb)    "Share"    means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

          (cc)    "Subsidiary"    means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3.    Stock Subject to the Plan.    Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is three hundred thousand (300,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

        If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

        4.    Administration of the Plan.

          (a)    Procedure.

            (i)    Multiple Administrative Bodies.    The Plan may be administered by different Committees with respect to different groups of Service Providers.

            (ii)    Section 162(m).    To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

            (iii)    Rule 16b-3.    To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

            (iv)    Other Administration.    Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b)    Powers of the Administrator.    Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

              (i)  to determine the Fair Market Value;

             (ii)  to select the Service Providers to whom Options may be granted hereunder;

            (iii)  to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

            (iv)  to approve forms of agreement for use under the Plan;

             (v)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

Appendix B-3

            (vi)  to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

           (vii)  to institute an Option Exchange Program;

          (viii)  to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

            (ix)  to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

             (x)  to modify or amend each Option (subject to Section 14(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

            (xi)  to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

           (xii)  to make all other determinations deemed necessary or advisable for administering the Plan.

          (c)    Effect of Administrator's Decision.    The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

        5.    Eligibility.    Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

        6.    Limitations.

  (a)
  Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

  (b)
  Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

        7.    Term of Plan.    Subject to Section 18 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 14 of the Plan.

        8.    Term of Option.    The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

Appendix B-4

        9.    Option Exercise Price and Consideration.

          (a)    Exercise Price.    The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

  (i)
  In the case of an Incentive Stock Option

  (A)
  granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

  (B)
  granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

  (ii)
  In the case of a Nonstatutory Stock Option

  (A)
  granted to a Service Provider who, at the time the Nonstatutory Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

  (B)
  intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

  (C)
  Granted to any other Service Provider, the per Share exercise price shall be no less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.

  (iii)
  Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

          (b)    Waiting Period and Exercise Dates.    At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

          (c)    Form of Consideration.    The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

              (i)  cash;

             (ii)  check;

            (iii)  other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

            (iv)  consideration received by the Company under a cashless exercise program, if implemented by the Company in connection with the Plan;

             (v)  a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

Appendix B-5

            (vi)  any combination of the foregoing methods of payment; or

           (vii)  such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

        10.    Exercise of Option.

          (a)    Procedure for Exercise; Rights as a Stockholder.    Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless otherwise stated in the Option Agreement, Options shall become exercisable at a rate of twenty-five percent (25%) per year over four (4) years from the date the Options are granted, with twenty-five percent (25%) of the Shares under the Option vesting on each of the first, second, third and fourth anniversaries of the date of grant. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

        An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

        Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)    Termination of Relationship as a Service Provider.    If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within ninety (90) days of termination, or such longer period of time as specified in the Option Agreement, to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c)    Disability of Optionee.    If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within one (1) year of termination, or such longer period of time as may be specified in the Option Agreement, to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

Appendix B-6

          (d)    Death of Optionee.    If an Optionee dies while a Service Provider, the Option may be exercised within one (1) year following Optionee's death, or such longer period of time as may be specified in the Option Agreement, to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's designated beneficiary, provided such beneficiary has been designated prior to Optionee's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Optionee, then such Option may be exercised by the personal representative of the Optionee's estate or by the person(s) to whom the Option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e)    Buyout Provisions.    The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

        11.    Limited Transferability of Options.    Unless determined otherwise by the Administrator, Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee, only by the Optionee. If the Administrator in its sole discretion makes an Option transferable, such Option may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) as permitted by Rule 701 of the Securities Act of 1933, as amended.

        12.    Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

          (a)    Changes in Capitalization.    Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b)    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time

Appendix B-7

  and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

          (c)    Merger or Asset Sale.    In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option may, at the discretion of the Administrator or the successor corporation, be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, any Option or portions of Options outstanding as of the date of such event that are not yet fully vested shall immediately become exercisable in full. In such event, the Administrator or the successor corporation, as the case may be, shall promptly notify the Optionee in writing or electronically of the qualifying merger or asset sale and of the exercisability of the Option; the Option and any portion thereof, whether vested or unvested, shall be exercisable by the Optionee for a period of fifteen (15) calendar days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

        13.    Date of Grant.    The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

        14.    Amendment and Termination of the Plan.

          (a)    Amendment and Termination.    The Board may at any time amend, alter, suspend or terminate the Plan.

          (b)    Stockholder Approval.    The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c)    Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

        15.    Conditions Upon Issuance of Shares.

          (a)    Legal Compliance.    Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

Appendix B-8

          (b)    Investment Representations.    As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        16.    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        17.    Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        18.    Stockholder Approval.    The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

        19.    Information to Optionees.    The Company shall provide, or make available, to each Optionee and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such participant has one or more Options outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

SCHMITT INDUSTRIES, INC.
2004 STOCK OPTION PLAN
STOCK OPTION AGREEMENT

        Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I. NOTICE OF STOCK OPTION GRANT

  «NAME»

        The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Vesting Commencement Date: (same as Date of Grant, if left blank)
Exercise Price per Share:

Total Number of Shares Granted:

Type of Option:	Incentive Stock Option
Nonstatutory Stock Option
Expiration Date: (10 years from Date of Grant, if left blank)

Appendix B-9

  Vesting Schedule:

        Twenty-five percent (25%) of the Shares subject to the Option shall vest on each of the first, second, third and fourth anniversaries of the Vesting Commencement Date, subject to Optionee continuing as a Service Provider on such dates.

  Termination Period:

        This Option shall be exercisable for ninety (90) days after Optionee ceases to be a Service Provider. Upon Optionee's death or disability, this Option may be exercised for such longer period as provided in the Plan. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

II. AGREEMENT

        1.    Grant of Option.    The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

        If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

        2.    Exercise of Option.

          (a)    Right to Exercise.    This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

          (b)    Method of Exercise.    This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the "Exercise Notice") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

          No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

        3.    Method of Payment.    Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

    (a)
    cash or check;

    (b)
    consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan;

    (c)
    surrender of other Shares which, (i) in the case of Shares acquired from the Company, either directly or indirectly, have been owned by the Optionee for more than six

Appendix B-10

      (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or

    (d)
    any other form or manner endorsed in the Plan.

        4.    Restrictions on Exercise.    This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

        5.    Non-Transferability of Option.    This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        6.    Term of Option.    This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

        7.    Tax Obligations.

          (a)    Taxes.    Optionee acknowledges and agrees that Optionee is solely responsible for the satisfaction of all federal, state, local and foreign income and other tax arising from or applicable to the Option exercise and the acquisition or sale of the Optioned Stock. Optionee agrees that Optionee shall indemnify the Company for any liability, including attorneys' fees and expenses, accrued by the Company as a result of the Optionee's failure to satisfy those taxes.

          (b)    Notice of Disqualifying Disposition of ISO Shares.    If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two (2) years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition.

        8.    Entire Agreement; Governing Law.    The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of Oregon.

        9.    No Guarantee of Continued Service.    OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

        Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an

Appendix B-11

opportunity to obtain the advice of counsel and other advisors prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:	SCHMITT INDUSTRIES, INC.
Signature	By
Print Name	Name
Title
Residence Address

Appendix B-12

EXHIBIT A

EXERCISE NOTICE AND AGREEMENT

Schmitt Industries, Inc.
2765 N.W. Nicolai Street
Portland, Oregon 97210

Attention: Stock Option Plan Administrator

    Re:
    Exercise of Stock Option Pursuant to 2004 Stock Option Plan

Name of Optionee:
Optionee's Address:
Optionee's Social Security Number:
Date of Option Agreement:
Exercise Date:
The Shares Purchased are Incentive Stock Options: (circle one)	Yes / No
Number of Shares Purchased Pursuant to this Notice:
Exercise Price per Share:	$
Aggregate Exercise Price:	$
Amount of Payment Enclosed:	$

        1.    Exercise of Option.    Pursuant to the 2004 Stock Option Plan (the "Plan") of Schmitt Industries, Inc., an Oregon corporation (the "Company") and the Stock Option Agreement ("Option Agreement") entered into as of the date set forth above between the undersigned Optionee and the Company, Optionee hereby elects, effective as of the date of this notice, to exercise Optionee's option to purchase the number of shares of common stock (the "Shares") of the Company indicated above.

        2.    Payment.    Enclosed is Optionee's payment in the amount indicated above, which is the full exercise price for the Shares.

        3.    Deemed Date of Exercise.    The date of exercise shall be deemed to be the first date after which this Notice is filed with Company upon which Shares become eligible for issuance to Optionee under applicable state and federal laws and regulatory requirements.

        4.    Compliance with Laws.    Optionee understands and acknowledges that the purchase and sale of the Shares may be subject to approval under the state and federal securities laws and other laws and, notwithstanding any other provision of the Option Agreement to the contrary, the exercise of any rights to purchase Shares is expressly conditioned upon approval (if necessary) and compliance with all such laws.

        5.    Representations of Optionee.    Optionee represents and warrants to the Company, as follows:

  (a)
  Optionee has received, read, and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

Appendix B-13

  (b)
  The Options exercised herewith are exercisable only according to the schedule in the Option Agreement.

  (c)
  Optionee is aware of the business affairs and financial condition of the Company and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares.

        6.    Refusal to Transfer.    The Company shall not be required (a) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, the Option Agreement, or the Plan or (b) to treat as owner of such Shares or to accord the right to vote or receive dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

        7.    Tax Consultation.    Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee is not relying on the Company for any tax advice.

        8.    Entire Agreement.    The Plan and the Option Agreement are incorporated herein by reference. This Agreement, the Plan, and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Submitted by:	Accepted by:
"OPTIONEE":	"COMPANY"
Schmitt Industries, Inc., an Oregon corporation
Signature	By
Print Name	Name
Title

Appendix B-14

SCHMITT INDUSTRIES, INC.
2765 N.W. Nicolai Street
Portland, Oregon 97210
This Proxy is Solicited on Behalf of the Board of Directors
for the Annual Meeting of the Shareholders, October 1, 2004

        The undersigned hereby appoints Wayne A. Case and Robert C. Thompson, or each of them, as proxies, each with power of substitution, to vote for and on behalf of the undersigned at the Annual Meeting of the Shareholders of the Company to be held on October 1, 2004, and at any adjournment thereof, upon matters properly coming before the Meeting, as set forth in the related Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, said proxies are instructed to vote as follows:

1.
Election of the following nominee as director: Trevor S. Nelson. The Board of Directors recommends a vote "FOR" this proposal.

☐ FOR the nominee listed above        ☐ WITHHOLD AUTHORITY to vote for the nominee listed above

2.
Approval and adoption of the Company's 2004 Stock Option Plan and the reservation of 300,000 shares of Common Stock for issuance thereunder. The Board of Directors recommends a vote "FOR" this proposal.

☐ FOR the amendment listed above        ☐ WITHHOLD AUTHORITY to vote for the amendment listed above

        In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

        This proxy when properly executed will be voted in the manner directed herein by the undersigned holder. If no direction is made, this proxy will be voted "FOR" Proposals 1 and 2.

        Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature
Signature if held jointly
Print Name(s)
Dated: , 2004
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS October 1, 2004
PROXY STATEMENT
INFORMATION CONCERNING SOLICITATION AND VOTING
MANAGEMENT
CODE OF ETHICS
SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE(1)
OPTION GRANTS IN FISCAL 2004
AGGREGATED OPTION EXERCISES IN FISCAL 2004 AND FISCAL YEAR-END OPTION VALUES
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE
AUDIT COMMITTEE REPORT
AUDIT COMMITTEE
REGISTERED PUBLIC ACCOUNTANTS
PERFORMANCE GRAPH
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 APPROVAL AND ADOPTION OF 2004 STOCK OPTION PLAN
OTHER MATTERS
ADDITIONAL INFORMATION
APPENDIX A CHARTER OF THE AUDIT COMMITTEE
APPENDIX B SCHMITT INDUSTRIES, INC. 2004 STOCK OPTION PLAN
SCHMITT INDUSTRIES, INC. 2004 STOCK OPTION PLAN STOCK OPTION AGREEMENT
EXHIBIT A EXERCISE NOTICE AND AGREEMENT
SCHMITT INDUSTRIES, INC. 2765 N.W. Nicolai Street Portland, Oregon 97210 This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of the Shareholders, October 1, 2004